SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) October 3, 2003
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                           0-27148                            13-3690261
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
Incorporation)                                                              No.)




                               1687 Cole Boulevard
                             Golden, Colorado 80401
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               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 568-8000
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the New World Restaurant Group, Inc. (the "Company") press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the completion of the Company's equity restructuring and the availability of the post-split share quotes on the Pink Sheets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

EXHIBIT       DESCRIPTION
-------       -----------

99.1          Press Release issued October 3, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD RESTAURANT GROUP, INC.




                                            BY:    /S/ PAUL J.B. MURPHY III
                                                 -------------------------------
                                                 Name:   Paul J.B. Murphy III
                                                 Title:  Chief Executive Officer



Date:  October 6, 2003

                                                                    Exhibit 99.1



                                 SPLIT EFFECTED
               SHARES OF NEW WORLD EXPECTED TO TRADE BY OCTOBER 15

     GOLDEN, Colo. (10/3/03)--New World Restaurant Group, Inc.(Pink Sheets:
NWCI.PK) today announced that, although the equity restructuring and related forward and reverse stock splits previously announced have been completed and are effective under Delaware corporate law, the splits have yet to be reflected in quotations on the Pink Sheets. The company has been advised that the post-split shares should be eligible for quotation on the Pink Sheets on or about October 15, 2003. New World plans to issue an announcement when the post split shares are quoted.

     New World is a leading company in the quick casual sandwich industry, the fastest growing restaurant segment. The company operates locations primarily under the Einstein Bros. and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of July 1, 2003, the company's retail system consisted of 462 company-operated locations, as well as 249 franchised, and 28 licensed locations in 33 states. The company also operates dough production and coffee roasting facilities.

                                      *****

     Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would," "believe" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

CONTACTS: Media/Investors: Bill Parness, (732) 290-0121, or Marty Gitlin,
(914) 528-7702; parnespr@optonline.net